UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 25, 2004
                Date of report (Date of earliest event reported)

                            Valmont Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-31429                                           47-0351813
 (Commission File Number)                      (IRS Employer Identification No.)

    One Valmont Plaza
        Omaha, NE                                          68154
(Address of Principal Executive Offices)                (Zip Code)

                                 (402) 963-1000
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors of Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     (d) On October 25, 2004, at a regularly scheduled meeting of the Board of Directors of Valmont Industries, Inc., the Board of Directors elected Messrs. Glen A. Barton and Kaj den Daas to the Board of Directors. Mr. Barton was appointed to serve on the Compensation Committee of the Board of Directors and Mr. den Daas was appointed to serve on the Governance and Nominating Committee of the Board of Directors.

     A copy of the press release announcing the directors election was issued on October 25, 2004 and is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number           Description

99.1           Press Release dated October 25, 2004





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Valmont Industries, Inc.

Date:  October 25, 2004
                                       By:  /s/ Terry J. McClain
                                            Name:  Terry J. McClain
                                            Title:    Senior Vice President and
                                                        Chief Financial Officer